UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2018

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 14, 2018, Ares Capital Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036.  The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 426,299,165 shares of common stock outstanding at the close of business on the record date, March 16, 2018.  At the Annual Meeting, the Company’s stockholders voted on the following proposals and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The three director nominees listed below received the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the Annual Meeting but did not receive the affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting.  However, in accordance with Maryland law, each of Messrs. Bartlett, Rosen and Rosenthal will continue to serve as Class II directors of the Company until their respective successors are duly elected and qualify. The voting results are set forth below:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Steve Bartlett	144,356,031	71,931,241	1,372,720	158,213,794
Robert L. Rosen	124,206,792	92,023,223	1,429,977	158,213,794
Bennett Rosenthal	141,918,768	74,315,241	1,425,983	158,213,794

Proposal 2

The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was approved, based on the following votes:

FOR	AGAINST	ABSTAIN
368,639,312	5,676,174	1,558,300

Special Meeting of Stockholders

On May 14, 2018, the Company also held a special meeting of stockholders (the “Special Meeting”) at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036.   The issued and outstanding shares of stock of the Company entitled to vote at the Special Meeting consisted of the 426,299,165 shares of common stock outstanding at the close of business on the record date, March 16, 2018.  At the Special Meeting, the Company’s stockholders voted on the following proposal and the Company’s inspector of election certified the vote tabulation indicated below.

Proposal 1

The proposal to authorize the Company, with the approval of its board of directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to certain limitations (including, without limitation, that the number of shares issued does not exceed 25% of its then outstanding shares of common stock) was approved, based on the following votes:

All stockholders:

FOR	AGAINST	ABSTAIN
186,172,144	30,179,083	2,322,776

All stockholders excluding shares held by affiliated persons:

FOR	AGAINST	ABSTAIN
178,789,613	30,179,083	2,322,776

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: May 16, 2018

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer